JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of November 30, 2022
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2022.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 17.8%
Aerospace & Defense — 0.0% ^
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a)	1,347	855
13.13%, 11/15/2027 (a)	530	133
		988
Auto Components — 0.1%
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	880	832
Clarios Global LP
6.75%, 5/15/2025 (a)	451	451
6.25%, 5/15/2026 (a)	928	919
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (a)	995	1,041
5.63%, 11/15/2026 (a)	5,662	2,367
		5,610
Automobiles — 0.6%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.53%), 4.35%, 4/1/2024 (a) (b)	53,505	53,155
(SOFRINDX + 0.38%), 4.19%, 8/12/2024 (a) (b)	2,280	2,256
		55,411
Banks — 6.6%
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.95%, 3/5/2024 (b)	44,117	44,055
(BSBY 3M + 0.43%), 4.96%, 5/28/2024 (b)	25,250	25,029
(SOFR + 0.69%), 4.52%, 4/22/2025 (b)	36,200	35,591
Bank of Montreal (Canada)
(SOFRINDX + 0.68%), 4.51%, 3/10/2023 (b)	9,200	9,203
(SOFRINDX + 0.32%), 4.14%, 7/9/2024 (b)	14,560	14,376
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.26%), 4.09%, 9/15/2023 (b)	25,800	25,660
(SOFRINDX + 0.96%), 4.18%, 3/11/2024 (b)	10,897	10,878
(SOFRINDX + 0.45%), 4.26%, 4/15/2024 (b)	20,395	20,210
(SOFR + 0.38%), 4.19%, 7/31/2024 (b)	23,665	23,381
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.80%), 4.65%, 3/17/2023 (b)	7,480	7,483
(SOFR + 0.34%), 4.16%, 6/22/2023 (b)	29,750	29,672
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.10%), 5.75%, 5/17/2024 (b)	6,911	6,918
Credit Agricole SA (France) (ICE LIBOR USD 3 Month + 1.02%), 5.34%, 4/24/2023 (a) (b)	2,368	2,371
DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.62%), 3.72%, 12/2/2022 (a) (b)	24,480	24,480
HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.00%), 5.67%, 5/18/2024 (b)	37,007	36,883
KeyBank NA
(SOFR + 0.34%), 4.16%, 1/3/2024 (b)	11,945	11,870
(SOFRINDX + 0.32%), 4.15%, 6/14/2024 (b)	12,750	12,614
Mitsubishi UFJ Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.74%), 3.84%, 3/2/2023 (b)	1,250	1,251
(ICE LIBOR USD 3 Month + 0.86%), 5.19%, 7/26/2023 (b)	6,777	6,790
Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.79%), 3.95%, 3/5/2023 (b)	12,478	12,484
NatWest Markets plc (United Kingdom) (SOFR + 0.53%), 4.34%, 8/12/2024 (a) (b)	8,500	8,365

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Royal Bank of Canada (Canada) (SOFRINDX + 0.36%), 4.17%, 7/29/2024 (b)	53,659	52,940
Skandinaviska Enskilda Banken AB (Sweden) (ICE LIBOR USD 3 Month + 0.65%), 3.88%, 12/12/2022 (a) (b)	20,420	20,418
Sumitomo Mitsui Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.74%), 4.82%, 1/17/2023 (b)	2,650	2,650
(ICE LIBOR USD 3 Month + 0.86%), 5.09%, 7/19/2023 (b)	3,095	3,099
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 3 Month + 0.53%), 3.61%, 12/1/2022 (b)	24,440	24,440
(SOFR + 0.22%), 4.05%, 6/2/2023 (b)	34,000	33,917
(SOFR + 0.45%), 4.27%, 9/28/2023 (b)	450	448
(SOFR + 0.36%), 4.18%, 3/4/2024 (b)	34,000	33,674
(SOFR + 0.35%), 4.18%, 9/10/2024 (b)	16,535	16,277
Truist Bank
(SOFR + 0.73%), 4.56%, 3/9/2023 (b)	6,070	6,071
(SOFR + 0.20%), 4.02%, 1/17/2024 (b)	12,375	12,262
Truist Financial Corp. (SOFR + 0.40%), 4.23%, 6/9/2025 (b)	24,125	23,568
Westpac Banking Corp. (Australia)
(ICE LIBOR USD 3 Month + 0.57%), 4.48%, 1/11/2023 (b)	1,023	1,023
(ICE LIBOR USD 3 Month + 0.39%), 4.33%, 1/13/2023 (b)	920	919
(ICE LIBOR USD 3 Month + 0.72%), 5.33%, 5/15/2023 (b)	1,779	1,781
		603,051
Capital Markets — 2.2%
Charles Schwab Corp. (The) (SOFRINDX + 0.50%), 4.32%, 3/18/2024 (b)	51,729	51,378
Credit Suisse AG (Switzerland)
(SOFRINDX + 0.38%), 4.19%, 8/9/2023 (b)	26,850	26,177
(SOFRINDX + 0.39%), 4.20%, 2/2/2024 (b)	31,600	30,055
Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.20%), 4.47%, 12/14/2023 (a) (b)	8,640	8,629
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 0.75%), 5.44%, 2/23/2023 (b)	471	471
(SOFR + 0.58%), 4.41%, 3/8/2024 (b)	12,046	11,909
(SOFR + 1.39%), 5.22%, 3/15/2024 (b)	2,650	2,653
UBS AG (Switzerland)
(SOFR + 0.32%), 4.15%, 6/1/2023 (a) (b)	21,250	21,201
(SOFR + 0.36%), 4.17%, 2/9/2024 (a) (b)	12,200	12,118
(SOFR + 0.45%), 4.26%, 8/9/2024 (a) (b)	35,250	34,927
		199,518
Chemicals — 0.0% ^
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	500	401
Venator Finance SARL 9.50%, 7/1/2025 (a)	770	564
		965
Consumer Finance — 1.8%
American Express Co.
(ICE LIBOR USD 3 Month + 0.65%), 5.39%, 2/27/2023 (b)	8,926	8,922
(SOFRINDX + 0.23%), 4.04%, 11/3/2023 (b)	20,970	20,793
(SOFRINDX + 0.72%), 4.53%, 5/3/2024 (b)	3,319	3,307
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.15%), 4.81%, 2/22/2023 (b)	2,650	2,651

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(ICE LIBOR USD 3 Month + 0.37%), 4.96%, 5/10/2023 (b)	25,250	25,254
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 5.13%, 1/30/2023 (b)	4,516	4,516
(SOFR + 0.69%), 4.54%, 12/6/2024 (b)	34,251	33,489
Caterpillar Financial Services Corp. (SOFR + 0.25%), 4.05%, 5/17/2024 (b)	7,970	7,919
John Deere Capital Corp. (ICE LIBOR USD 3 Month + 0.55%), 3.69%, 6/7/2023 (b)	925	926
Toyota Motor Credit Corp.
(SOFR + 0.32%), 4.14%, 4/6/2023 (b)	23,196	23,183
(SOFR + 0.75%), 4.55%, 7/25/2023 (b)	28,979	28,999
Series B, (SOFR + 0.29%), 4.12%, 9/13/2024 (b)	9,000	8,891
		168,850
Diversified Financial Services — 0.3%
Siemens Financieringsmaatschappij NV (Germany) (SOFR + 0.43%), 4.26%, 3/11/2024 (a) (b)	23,990	23,822
Diversified Telecommunication Services — 0.3%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	1,070	845
AT&T, Inc. (SOFRINDX + 0.64%), 4.46%, 3/25/2024 (b)	16,560	16,437
CCO Holdings LLC 5.00%, 2/1/2028 (a)	130	120
ESC Co., Intelsat Jackson Holdings, Ltd.
5.50%, 8/1/2023 ‡ (c)	8,719	1
8.50%, 10/15/2024 ‡ (c)	1,228	—
9.75%, 7/15/2025 ‡ (c)	3,770	1
Frontier Communications Holdings LLC 5.88%, 11/1/2029	485	387
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,260	8,519
Verizon Communications, Inc. (SOFRINDX + 0.50%), 4.32%, 3/22/2024 (b)	2,436	2,420
		28,730
Electric Utilities — 1.8%
American Electric Power Co., Inc. Series A, (ICE LIBOR USD 3 Month + 0.48%), 4.92%, 11/1/2023 (b)	22,880	22,741
Duke Energy Corp. (SOFR + 0.25%), 4.08%, 6/10/2023 (b)	38,977	38,797
Eversource Energy Series T, (SOFRINDX + 0.25%), 4.06%, 8/15/2023 (b)	13,250	13,194
NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.27%), 4.93%, 2/22/2023 (b)	28,182	28,176
(SOFRINDX + 0.54%), 4.37%, 3/1/2023 (b)	59,602	59,555
Southern Co. (The) Series 2021, (SOFRINDX + 0.37%), 4.18%, 5/10/2023 (b)	1,260	1,256
		163,719
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	385	370
Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (d) (e) (f)	5,484	3
		373
Entertainment — 0.0% ^
Live Nation Entertainment, Inc. 6.50%, 5/15/2027 (a)	731	732

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food & Staples Retailing — 0.0% ^
Rite Aid Corp.
7.50%, 7/1/2025 (a)	489	368
8.00%, 11/15/2026 (a)	1,185	737
		1,105
Food Products — 0.1%
General Mills, Inc. (ICE LIBOR USD 3 Month + 1.01%), 5.09%, 10/17/2023 (b)	8,218	8,242
Post Holdings, Inc. 5.75%, 3/1/2027 (a)	285	278
		8,520
Gas Utilities — 0.1%
Atmos Energy Corp. (ICE LIBOR USD 3 Month + 0.38%), 3.57%, 3/9/2023 (b)	5,445	5,439
CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 3.60%, 3/2/2023 (b)	4,390	4,387
		9,826
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	5,940	1,723
HCA, Inc. 5.38%, 2/1/2025	4,590	4,582
Tenet Healthcare Corp. 5.13%, 11/1/2027 (a)	2,560	2,410
		8,715
Hotels, Restaurants & Leisure — 0.4%
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	1,790	1,740
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	262	263
Starbucks Corp. (SOFRINDX + 0.42%), 4.23%, 2/14/2024 (b)	30,468	30,289
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	432	431
		32,723
Household Products — 0.0% ^
Spectrum Brands, Inc. 5.75%, 7/15/2025	284	280
Insurance — 2.3%
Athene Global Funding
(SOFRINDX + 0.70%), 4.50%, 5/24/2024 (a) (b)	48,250	47,322
(SOFRINDX + 0.56%), 4.36%, 8/19/2024 (a) (b)	25,500	24,897
Brighthouse Financial Global Funding (SOFR + 0.76%), 4.58%, 4/12/2024 (a) (b)	5,750	5,685
GA Global Funding Trust (SOFR + 0.50%), 4.33%, 9/13/2024 (a) (b)	9,685	9,426
Jackson National Life Global Funding (SOFR + 0.60%), 4.42%, 1/6/2023 (a) (b)	39,249	39,253
Met Tower Global Funding (SOFR + 0.55%), 4.37%, 1/17/2023 (a) (b)	18,040	18,045
Metropolitan Life Global Funding I
(SOFR + 0.57%), 4.39%, 1/13/2023 (a) (b)	21,850	21,855
(SOFR + 0.32%), 4.14%, 1/7/2024 (a) (b)	17,221	17,104
(SOFR + 0.30%), 4.12%, 9/27/2024 (a) (b)	1,625	1,604
New York Life Global Funding
(ICE LIBOR USD 3 Month + 0.28%), 4.19%, 1/10/2023 (a) (b)	1,270	1,269
(SOFRINDX + 0.36%), 4.18%, 10/21/2023 (a) (b)	1,920	1,920
Northwestern Mutual Global Funding (SOFR + 0.33%), 4.15%, 3/25/2024 (a) (b)	190	188

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Principal Life Global Funding II
(SOFR + 0.45%), 4.27%, 4/12/2024 (a) (b)	5,260	5,219
(SOFR + 0.38%), 4.18%, 8/23/2024 (a) (b)	15,047	14,884
		208,671
Internet & Direct Marketing Retail — 0.3%
eBay, Inc. (ICE LIBOR USD 3 Month + 0.87%), 5.28%, 1/30/2023 (b)	28,219	28,218
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	2,815	1,732
		29,950
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	2,980	2,568
DISH DBS Corp. 5.88%, 11/15/2024	3,283	3,120
Nexstar Media, Inc. 5.63%, 7/15/2027 (a)	1,320	1,244
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,485	1,383
		8,315
Multi-Utilities — 0.2%
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 3.82%, 9/15/2023 (b)	22,700	22,654
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 ‡ (c)	5,690	128
Enbridge, Inc. (Canada) (SOFR + 0.40%), 4.21%, 2/17/2023 (b)	21,499	21,479
Genesis Energy LP 6.50%, 10/1/2025	55	53
Gulfport Energy Corp.
8.00%, 5/17/2026	37	37
8.00%, 5/17/2026 (a)	834	831
Gulfport Energy Operating Corp.
6.00%, 10/15/2024 ‡ (c)	1,510	2
6.38%, 5/15/2025 ‡ (c)	310	—
6.38%, 1/15/2026 ‡ (c)	1,020	1
		22,531
Personal Products — 0.0% ^
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (c)	3,888	—
Pharmaceuticals — 0.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	2,805	1,819
Bausch Health Cos., Inc. 9.00%, 12/15/2025 (a)	2,035	1,465
Mallinckrodt International Finance SA 10.00%, 6/15/2029 (a)	2,021	1,036
Pfizer, Inc. (ICE LIBOR USD 3 Month + 0.33%), 3.62%, 9/15/2023 (b)	11,225	11,219
		15,539
Road & Rail — 0.0% ^
ESC GCBREGS EXIDE TECH
7.13%, 8/1/2026 (c)	1,035	88
6.00%, 1/15/2028 (c)	1,345	114
Hertz Corp. (The) 5.50%, 10/15/2024 (c)	4,923	148
		350

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — 0.1%
QUALCOMM, Inc. (ICE LIBOR USD 3 Month + 0.73%), 5.14%, 1/30/2023 (b)	5,308	5,310
Specialty Retail — 0.0% ^
Staples, Inc. 7.50%, 4/15/2026 (a)	4,018	3,585
Total Corporate Bonds (Cost $1,660,054)		1,629,843
Mortgage-Backed Securities — 7.7%
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 5.50%, 12/25/2052 (g)	390,800	395,236
TBA, 6.00%, 12/25/2052 (g)	304,374	311,197
Total Mortgage-Backed Securities (Cost $698,359)		706,433
Asset-Backed Securities — 3.4%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-CW1, Class A2D, 4.56%, 7/25/2036 ‡ (h)	8,697	6,861
Series 2007-WM2, Class A2B, 4.22%, 2/25/2037 ‡ (h)	5,242	2,166
Series 2007-WM2, Class A2C, 4.32%, 2/25/2037 ‡ (h)	4,876	2,014
Series 2007-WM2, Class A2D, 4.41%, 2/25/2037 ‡ (h)	5,140	2,124
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-7, Class M1, 4.81%, 8/25/2033 ‡ (h)	140	138
Series 2005-R3, Class M8, 6.17%, 5/25/2035 ‡ (h)	6,973	5,809
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 ‡ (i)	784	657
BNC Mortgage Loan Trust Series 2006-1, Class A4, 3.69%, 10/25/2036 ‡ (h)	26,141	15,903
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, 4.67%, 1/25/2036 ‡ (h)	18,441	14,216
Series 2006-NC5, Class A3, 4.19%, 1/25/2037 ‡ (h)	14,821	12,338
Centex Home Equity Loan Trust Series 2005-A, Class M2, 4.54%, 1/25/2035 ‡ (h)	2,652	2,535
Citigroup Mortgage Loan Trust Series 2007-AMC1, Class A1, 4.20%, 12/25/2036 ‡ (a) (h)	6,604	3,671
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 4.32%, 10/25/2036 ‡ (h)	6,783	6,138
CWABS Asset-Backed Certificates Trust Series 2007-2, Class 2A3, 4.18%, 8/25/2037 ‡ (h)	1,534	1,497
CWABS Trust Series 2006-11, Class 3AV2, 4.20%, 9/25/2046 ‡ (h)	715	710
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 4.87%, 3/25/2034 ‡ (h)	338	333
FBR Securitization Trust Series 2005-2, Class M2, 4.79%, 9/25/2035 ‡ (h)	1,453	1,444
Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 4.58%, 7/25/2036 ‡ (h)	2,663	1,296
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 4.42%, 7/25/2036 ‡ (h)	5,246	4,770
Series 2006-FF14, Class A5, 4.20%, 10/25/2036 ‡ (h)	5,928	5,756
Series 2006-FF13, Class A1, 4.28%, 10/25/2036 ‡ (h)	10,735	7,229
Fremont Home Loan Trust
Series 2005-1, Class M6, 5.20%, 6/25/2035 ‡ (h)	4,124	3,163
Series 2006-1, Class 1A1, 4.35%, 4/25/2036 (h)	—	—
GSAA Home Equity Trust
Series 2005-9, Class M5, 5.02%, 8/25/2035 ‡ (h)	3,878	3,274
Series 2006-1, Class A2, 4.48%, 1/25/2036 ‡ (h)	3,897	1,267
Series 2006-19, Class A2, 4.40%, 12/25/2036 ‡ (h)	3,319	924
Series 2007-4, Class A1, 4.24%, 3/25/2037 ‡ (h)	1,005	302
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 ‡ (i)	6,151	1,847

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2007-5, Class 1AV1, 4.14%, 5/25/2037 ‡ (h)	6,014	1,919
Series 2007-7, Class 1A2, 4.40%, 7/25/2037 (h)	835	777
GSAMP Trust
Series 2005-NC1, Class M2, 5.14%, 2/25/2035 ‡ (h)	5,664	5,384
Series 2005-WMC1, Class M1, 4.78%, 9/25/2035 ‡ (h)	1,583	1,532
Series 2006-FM1, Class A1, 4.36%, 4/25/2036 ‡ (h)	10,611	7,441
Series 2006-NC2, Class A1, 4.34%, 6/25/2036 ‡ (h)	4,826	2,668
Series 2006-FM3, Class A1, 4.18%, 11/25/2036 ‡ (h)	15,521	7,361
Series 2006-HE3, Class A2C, 4.36%, 5/25/2046 (h)	113	113
Series 2007-HE1, Class A2C, 4.19%, 3/25/2047 ‡ (h)	8,200	7,681
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.46%, 11/25/2034 ‡ (h)	706	682
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A3, 4.38%, 12/25/2036 ‡ (h)	21,834	5,762
Series 2007-NC1, Class A2, 3.73%, 4/25/2037 ‡ (h)	6,849	4,634
Series 2007-NC1, Class A3, 3.77%, 4/25/2037 ‡ (h)	3,070	2,083
Series 2007-NC1, Class A4, 3.87%, 4/25/2037 ‡ (h)	4,025	2,750
Long Beach Mortgage Loan Trust
Series 2004-3, Class M1, 4.90%, 7/25/2034 ‡ (h)	694	648
Series 2006-11, Class 1A, 4.20%, 12/25/2036 ‡ (h)	13,597	9,250
Series 2006-2, Class 2A3, 4.42%, 3/25/2046 ‡ (h)	39,419	13,980
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 4.26%, 11/25/2036 ‡ (h)	5,124	1,628
Series 2006-HE4, Class A3, 4.34%, 11/25/2036 ‡ (h)	6,571	2,092
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 1A, 4.89%, 10/25/2037 ‡ (h)	23,456	14,727
Merrill Lynch Mortgage Investors Trust
Series 2006-RM2, Class A1A, 4.41%, 5/25/2037 ‡ (h)	12,028	3,360
Series 2006-MLN1, Class A2C, 4.38%, 7/25/2037 ‡ (h)	24,158	10,801
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-HE1, Class A1, 4.18%, 11/25/2036 ‡ (h)	4,225	2,786
Series 2007-HE2, Class A2B, 4.13%, 1/25/2037 ‡ (h)	11,416	5,488
Series 2007-HE7, Class A2B, 5.04%, 7/25/2037 ‡ (h)	1,205	1,160
Nationstar Home Equity Loan Trust
Series 2007-A, Class M3, 4.34%, 3/25/2037 ‡ (h)	1,800	1,492
Series 2007-B, Class M1, 4.45%, 4/25/2037 ‡ (h)	4,158	3,690
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.83%, 11/25/2033 ‡ (h)	1	1
Series 2005-1, Class M6, 5.24%, 3/25/2035 ‡ (h)	3,955	3,535
Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2006-HE1, Class M1, 4.66%, 2/25/2036 ‡ (h)	217	216
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 4.34%, 9/25/2036 ‡ (h)	9,983	4,244
Series 2006-4, Class A2D, 4.54%, 9/25/2036 ‡ (h)	3,777	1,606
Series 2006-5, Class A2C, 4.38%, 11/25/2036 ‡ (h)	8,017	2,694
Series 2007-1, Class A1A, 4.17%, 3/25/2037 ‡ (h)	15,012	9,773
Option One Mortgage Loan Trust
Series 2004-3, Class M2, 4.90%, 11/25/2034 ‡ (h)	465	436
Series 2005-3, Class M2, 4.78%, 8/25/2035 (h)	326	324
Ownit Mortgage Loan Trust Series 2006-1, Class AV, 4.50%, 12/25/2035 ‡ (h)	188	187
RAMP Trust Series 2005-EFC6, Class M4, 4.93%, 11/25/2035 ‡ (h)	2,540	2,152

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
RASC Trust Series 2005-KS2, Class M1, 4.69%, 3/25/2035 ‡ (h)	109	108
Saxon Asset Securities Trust
Series 2002-3, Class AF6, 5.41%, 5/25/2031 ‡ (i)	842	764
Series 2005-3, Class M4, 1.52%, 11/25/2035 ‡ (h)	3,380	2,794
Securitized Asset-Backed Receivables LLC Trust
Series 2006-FR4, Class A1, 4.30%, 8/25/2036 ‡ (a) (h)	11,892	5,121
Series 2006-NC3, Class A1, 4.32%, 9/25/2036 ‡ (h)	9,590	6,037
Series 2006-WM2, Class A2A, 4.36%, 9/25/2036 ‡ (h)	16,651	11,323
Series 2007-HE1, Class A2B, 4.26%, 12/25/2036 (h)	6,731	1,485
Series 2007-HE1, Class A2C, 4.36%, 12/25/2036 ‡ (h)	17,098	3,773
Series 2007-HE1, Class A2D, 4.48%, 12/25/2036 ‡ (h)	6,521	1,439
Series 2007-NC2, Class A2B, 4.18%, 1/25/2037 ‡ (h)	2,963	2,544
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 4.16%, 11/25/2036 ‡ (a) (h)	1,150	319
Series 2006-NLC1, Class A2, 4.28%, 11/25/2036 ‡ (a) (h)	14,198	3,944
Series 2006-NLC1, Class A3, 4.38%, 11/25/2036 ‡ (a) (h)	1,109	308
Series 2006-NLC1, Class A4, 4.52%, 11/25/2036 ‡ (a) (h)	6,219	1,727
Series 2007-OPT3, Class 2A3, 4.22%, 8/25/2037 ‡ (h)	2,879	2,729
Specialty Underwriting & Residential Finance Trust Series 2006-BC5, Class A1, 4.32%, 11/25/2037 ‡ (h)	3,650	2,853
Structured Asset Investment Loan Trust
Series 2005-HE3, Class M2, 4.75%, 9/25/2035 ‡ (h)	4,475	3,573
Series 2006-2, Class A3, 4.40%, 4/25/2036 (h)	138	137
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-WF1, Class M6, 4.84%, 2/25/2036 ‡ (h)	3,537	3,190
Series 2006-GEL4, Class M1, 4.61%, 10/25/2036 ‡ (a) (h)	2,117	2,051
Series 2006-BC5, Class A4, 4.38%, 12/25/2036 (h)	665	646
Terwin Mortgage Trust Series 2006-3, Class 2A2, 4.46%, 4/25/2037 (a) (h)	1,659	1,574
Total Asset-Backed Securities (Cost $386,682)		313,878
Collateralized Mortgage Obligations — 3.2%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 3.75%, 9/25/2035 (h)	2,259	1,744
Series 2005-10, Class 1A21, 3.84%, 1/25/2036 (h)	471	403
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	56	52
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	16	15
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	175	129
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	152	104
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	166	143
Series 2006-J2, Class A1, 4.54%, 4/25/2036 (h)	2,469	1,023
Series 2006-24CB, Class A1, 6.00%, 8/25/2036	891	517
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	1,605	931
Series 2006-25CB, Class A9, 6.00%, 10/25/2036	2,103	1,177
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	410	221
Series 2006-31CB, Class A3, 6.00%, 11/25/2036	1,416	865
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	304	171
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	446	245

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
American Home Mortgage Assets Trust
Series 2007-4, Class A4, 4.62%, 8/25/2037 (h)	3,817	3,309
Series 2006-2, Class 2A1, 4.42%, 9/25/2046 (h)	887	741
Angel Oak Mortgage Trust Series 2020-1, Class B1, 3.76%, 12/25/2059 ‡ (a) (h)	2,907	2,450
Angel Oak Mortgage Trust I LLC Series 2019-1, Class A2, 4.02%, 11/25/2048 (a) (h)	105	104
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 5/25/2021	231	201
Banc of America Funding Trust
Series 2005-1, Class 1A1, 5.50%, 2/25/2035	609	533
Series 2005-B, Class 3M1, 4.61%, 4/20/2035 ‡ (h)	2,032	1,990
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	214	181
Series 2006-D, Class 5A2, 3.01%, 5/20/2036 (h)	372	318
Series 2014-R7, Class 1A1, 4.19%, 5/26/2036 (a) (h)	553	549
Series 2014-R7, Class 2A1, 4.18%, 9/26/2036 (a) (h)	282	278
Series 2015-R4, Class 5A1, 3.74%, 10/25/2036 (a) (h)	3,273	3,230
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	1,165	994
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 3.84%, 2/25/2036 (h)	2,243	2,059
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class A1, 5.75%, 10/25/2034 (i)	1,839	1,677
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	635	595
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	276	170
Series 2006-15, Class A1, 6.25%, 10/25/2036	1,015	529
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	395	203
Series 2007-5, Class A6, 4.39%, 5/25/2037 (h)	1,061	432
Citicorp Mortgage Securities Trust Series 2007-5, Class 1A9, 6.00%, 6/25/2037	888	738
Citigroup Mortgage Loan Trust
Series 2014-11, Class 4A1, 3.79%, 7/25/2036 (a) (h)	612	599
Series 2014-10, Class 3A1, 3.98%, 7/25/2036 (a) (h)	551	546
Series 2014-10, Class 1A1, 3.49%, 11/25/2036 (a) (h)	946	924
Series 2014-10, Class 4A1, 3.75%, 2/25/2037 (a) (h)	2,474	2,365
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2B1, 7.02%, 1/25/2040 ‡ (a) (h)	63,933	54,033
Series 2020-R01, Class 1B1, 7.27%, 1/25/2040 ‡ (a) (h)	62,892	57,612
Series 2021-R01, Class 1B1, 6.62%, 10/25/2041 ‡ (a) (h)	13,000	11,945
Series 2021-R01, Class 1B2, 9.52%, 10/25/2041 ‡ (a) (h)	18,550	16,037
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	12	12
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	7
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	642	607
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 4.34%, 3/25/2037 (h)	6,637	6,113
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 4.29%, 2/25/2020 (h)	82	80
Series 2005-1, Class 1A1, 4.54%, 2/25/2035 (h)	730	694
FHLMC STACR REMIC Trust
Series 2021-HQA1, Class B1, 6.52%, 8/25/2033 (a) (h)	14,158	11,576
Series 2021-HQA1, Class B2, 8.52%, 8/25/2033 (a) (h)	18,730	14,050
Series 2021-HQA2, Class B1, 6.67%, 12/25/2033 (a) (h)	16,225	13,610
Series 2021-DNA1, Class B2, 8.27%, 1/25/2051 ‡ (a) (h)	19,195	14,183
FHLMC Structured Agency Credit Risk Debt Notes Series 2021-DNA2, Class B1, 6.92%, 8/25/2033 (a) (h)	11,110	9,971

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2B2, 9.72%, 11/25/2041 (a) (h)	2,350	1,916
GCAT Trust
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059 (a) (h)	4,643	4,298
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (a) (i)	4,069	3,828
GSR Mortgage Loan Trust
Series 2006-9F, Class 9A1, 6.00%, 8/25/2021	22	21
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	851	742
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	602	592
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 4.28%, 12/19/2034 (h)	359	295
Series 2006-9, Class 2A1A, 4.36%, 11/19/2036 (h)	2,658	2,155
Series 2007-1, Class 2A1A, 4.20%, 3/19/2037 (h)	—	—
Impac CMB Trust
Series 2004-6, Class 1A2, 4.82%, 10/25/2034 (h)	443	420
Series 2005-1, Class 2A1, 4.55%, 4/25/2035 (h)	4,717	4,318
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	456	303
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 4.54%, 5/25/2033 (a) (h)	4,199	4,017
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	36	30
MASTR Alternative Loan Trust
Series 2004-7, Class 10A1, 6.00%, 6/25/2034	525	468
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	1,662	869
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	925	773
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 2.88%, 12/26/2036 (a) (h)	1,096	1,056
Prime Mortgage Trust Series 2005-2, Class 2A1, 6.07%, 10/25/2032 (h)	743	721
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018	43	28
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2021	12	7
RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 3.74%, 8/26/2036 (a) (h)	469	466
Residential Asset Securitization Trust Series 2006-R1, Class A2, 4.44%, 1/25/2046 (h)	—	—
RFMSI Trust
Series 2005-SA2, Class 2A2, 3.66%, 6/25/2035 (h)	629	572
Series 2006-S9, Class A1, 6.25%, 9/25/2036	1,457	1,154
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,028	810
Series 2006-SA4, Class 2A1, 5.16%, 11/25/2036 (h)	539	442
Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	1,000	900
Series 2007-S2, Class A4, 6.00%, 2/25/2037	426	333
Series 2007-SA4, Class 3A1, 4.85%, 10/25/2037 (h)	7,604	5,461
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (h)	2,280	2,164
Thornburg Mortgage Securities Trust Series 2002-4, Class 3A, 3.06%, 12/25/2042 (h)	424	395
Towd Point Mortgage Trust
Series 2015-3, Class A4B, 3.50%, 3/25/2054 ‡ (a) (h)	299	297
Series 2019-HY2, Class A1, 5.04%, 5/25/2058 ‡ (a) (h)	7,404	7,291
Verus Securitization Trust Series 2020-1, Class B1, 3.62%, 1/25/2060 ‡ (a) (h)	1,998	1,286
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 4.49%, 9/25/2035 (h)	383	325
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	65	60
Total Collateralized Mortgage Obligations (Cost $336,354)		292,798

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 1.6% (b) (j)
Aerospace & Defense — 0.0% ^
Spirit Aerosystems, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 7.25%, 1/15/2025	437	434
(3-MONTH SOFR + 4.50%), 5.00%, 1/15/2027 (k)	240	237
TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.25%), 5.92%, 12/9/2025	507	499
		1,170
Auto Components — 0.0% ^
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 4/10/2028	895	883
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.27%, 4/6/2024	842	838
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 1/31/2028	472	398
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 8.82%, 5/11/2028	507	334
		2,453
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 3/31/2028	876	806
Building Products — 0.0% ^
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 6/11/2028	834	820
Capital Markets — 0.0% ^
Duff & Phelps Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 7.84%, 4/9/2027	777	733
Chemicals — 0.1%
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 6.57%, 3/31/2027	1,263	1,231
Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.41%, 12/31/2027	1,039	1,012
INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 8/28/2026	1,543	1,470
PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 6.91%, 6/9/2028	1,512	1,483
Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.44%, 11/9/2028	358	342
		5,538
Commercial Services & Supplies — 0.1%
Allied Universal Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.82%, 5/12/2028	752	710
API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 6.57%, 10/1/2026	838	829
Garda World Security Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 8.93%, 10/30/2026	625	599
Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 6.38%, 3/10/2028	475	440
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 6.82%, 6/21/2028	2,007	1,902
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 6.50%, 9/23/2026	1,371	1,350
		5,830
Communications Equipment — 0.0% ^
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 4/6/2026	1,560	1,497
Construction & Engineering — 0.0% ^
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.27%, 6/23/2028	792	745
Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.08%, 1/21/2028	810	793
		1,538
Containers & Packaging — 0.1%
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.02%, 4/3/2024	7,631	7,397
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 8/4/2027	1,162	1,135
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.25%, 9/24/2028	366	360
Reynolds Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 2/5/2026	714	703

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Containers & Packaging — continued
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 8/12/2028	447	439
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 9/15/2028	524	502
Tekni-Plex, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.82%, 9/15/2028	74	71
		10,607
Diversified Consumer Services — 0.1%
Conservice Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 8.32%, 5/13/2027	1,030	994
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 7.94%, 8/3/2026	1,105	1,071
Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 4/3/2028	566	357
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 2/10/2029	780	758
		3,180
Diversified Financial Services — 0.0% ^
Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 12/17/2027	510	469
Diversified Telecommunication Services — 0.0% ^
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.32%, 3/15/2027	776	735
Intelsat Jackson Holdings SA, 1st Lien Term Loan (6-MONTH SOFR + 4.25%), 7.44%, 2/1/2029	1,014	978
Numericable US LLC, 1st Lien Term Loan B (France) (ICE LIBOR USD 3 Month + 3.69%), 7.77%, 1/31/2026	590	564
		2,277
Electric Utilities — 0.0% ^
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 12/10/2027	337	332
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 2/16/2026	656	619
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 7.24%, 12/15/2027	914	904
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.13%, 6/23/2025	519	511
		2,366
Electrical Equipment — 0.0% ^
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 6.82%, 8/1/2025	1,551	1,521
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 6.55%, 3/2/2027	1,181	1,150
		2,671
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 6/30/2028	691	680
Entertainment — 0.0% ^
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.59%, 3/1/2025	1,100	1,091
Delta 2 (Lux) SARL, 1st Lien Term Loan B (3-MONTH SOFR + 3.25%), 3.75%, 1/15/2030 (k)	575	572
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 6.20%, 1/20/2028	1,178	1,158
		2,821
Food & Staples Retailing — 0.1%
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 12/31/2038	74	59
Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 10.67%, 4/1/2024 ‡	564	453
Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 14.42%, 10/1/2024	4,909	2,848
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.45%, 10/22/2025	380	377
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 7.20%, 1/20/2028	662	656
		4,393
Food Products — 0.1%
Atkins Nutritionals, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 7.72%, 7/7/2024	1,284	1,281

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Food Products — continued
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.57%, 10/10/2026	1,535	1,442
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 9/23/2027	403	383
		3,106
Health Care Equipment & Supplies — 0.0% ^
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.00%, 5/4/2028	1,249	1,227
Health Care Providers & Services — 0.1%
CVS Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 8.32%, 8/31/2026	766	649
Envision Healthcare Corp., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 3.75%), 7.49%, 3/31/2027	4,528	1,011
(1-MONTH CME TERM SOFR + 4.25%), 7.99%, 3/31/2027	1,849	555
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(ICE LIBOR USD 3 Month + 2.25%), 5.94%, 7/3/2028	733	729
(ICE LIBOR USD 3 Month + 2.25%), 5.94%, 7/3/2028	183	182
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.16%, 11/16/2025 (k)	433	401
PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 11/15/2028	1,041	1,000
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 3/31/2027	756	663
PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 11/30/2027	1,443	1,388
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 2/14/2025	1,031	953
Team Health Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.25%), 9.34%, 3/2/2027	598	412
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.13%, 6/26/2026	2,814	1,564
WIRB-Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%; ICE LIBOR USD 3 Month + 4.00%), 7.82%, 1/8/2027	1,253	1,175
		10,682
Hotels, Restaurants & Leisure — 0.1%
Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 6.82%, 12/23/2024	1,009	1,001
IRB Holding Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 6.82%, 2/5/2025	403	396
(1-MONTH CME TERM SOFR + 3.00%), 6.89%, 12/15/2027	889	855
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 7.11%, 4/29/2026	6,678	6,556
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 8/3/2028	1,142	1,084
		9,892
Household Durables — 0.0% ^
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 7.32%, 5/17/2028	381	276
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 7.69%, 12/18/2027	276	272
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 6/29/2028	359	287
Traeger Grills, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 6/29/2028 (k)	12	10
		845
Independent Power and Renewable Electricity Producers — 0.0% ^
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 7.95%, 8/28/2025	370	364
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 7/31/2027	350	302
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 9.32%, 1/31/2028	535	412
Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 11/3/2024	628	601

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Insurance — continued
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 7.33%, 4/25/2025	898	881
USI, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 6.42%, 5/16/2024	423	422
		2,618
Internet & Direct Marketing Retail — 0.0% ^
Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 8.63%, 2/19/2026	398	395
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 6.82%, 10/10/2025	745	722
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.07%, 9/25/2026	916	559
		1,676
IT Services — 0.0% ^
Ancestry.com, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 12/6/2027	761	691
Virtusa Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.82%, 2/11/2028	443	429
		1,120
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (c)	2,622	286
Hercules Achievement, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 12/16/2024	1,271	1,218
		1,504
Life Sciences Tools & Services — 0.0% ^
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%; ICE LIBOR USD 3 Month + 3.75%), 8.16%, 8/30/2026	999	827
Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.32%, 11/8/2027	888	880
		1,707
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.41%, 10/8/2027	1,508	1,471
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 8.32%, 3/17/2027	921	866
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 6.87%, 7/30/2027	643	615
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.88%, 3/28/2025	1,444	1,355
		4,307
Media — 0.1%
Altice Financing SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 6.83%, 1/31/2026	1,691	1,649
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 7.91%, 8/21/2026	2,619	2,391
Diamond Sports Group LLC, 2nd Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 7.14%, 8/24/2026	1,067	169
DIRECTV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 9.07%, 8/2/2027	521	498
E.W. Scripps Co. (The), 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.75%), 6.82%, 1/7/2028	1,135	1,102
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 5/1/2026	1,147	1,072
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.32%, 5/1/2026	639	597
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 8.17%, 12/4/2026	519	477
		7,955
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 2.25%), 6.02%, 11/1/2026	749	740
EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 7.08%, 3/2/2026	6,867	6,020
		6,760

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Personal Products — 0.1%
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 5/17/2028	881	739
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 10/1/2026	6,201	5,881
		6,620
Pharmaceuticals — 0.0% ^
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 5/5/2028	980	971
Professional Services — 0.0% ^
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 7.82%, 3/6/2028	920	803
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.29%, 2/6/2026	812	801
		1,604
Road & Rail — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 6.64%, 7/21/2028	1,019	956
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 6.64%, 7/21/2028	379	356
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.01%, 6/30/2028	997	972
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 7.01%, 6/30/2028	191	185
		2,469
Semiconductors & Semiconductor Equipment — 0.0% ^
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 7.35%, 2/1/2030	251	210
Software — 0.1%
Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 10/30/2026	696	683
DigiCert, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 8.70%, 10/16/2026	599	575
(ICE LIBOR USD 6 Month + 7.00%), 11.70%, 2/19/2029	445	403
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.86%, 12/1/2027	930	901
Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 7/1/2024	612	603
ION Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 7.45%, 3/11/2028	555	538
LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 8.77%, 8/31/2027	408	261
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.75%, 10/1/2027	630	605
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.57%, 6/1/2026	764	738
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.32%, 8/31/2028	566	544
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.07%, 4/24/2028	535	511
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 6.57%, 3/24/2028	655	648
Ultimate Software Group, Inc. (The), 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 7.00%, 5/4/2026	1,543	1,488
		8,498
Specialty Retail — 0.3%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 7.84%, 10/19/2027	663	638
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 10.57%, 12/18/2026 (l)	8,619	7,671
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.07%, 5/12/2028	960	913
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.57%, 3/9/2028	1,149	1,124
Petco Health and Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.92%, 3/3/2028	869	841
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.99%, 12/28/2027	1,590	1,377
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 8.57%, 12/22/2025	12,087	8,211
Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 7.50%), 10.79%, 8/10/2023	718	330
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.78%, 4/16/2026	1,174	1,045
		22,150

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Technology Hardware, Storage & Peripherals — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.82%, 12/22/2025	727	700
Textiles, Apparel & Luxury Goods — 0.0% ^
Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 7.66%, 4/28/2028	670	643
Total Loan Assignments (Cost $162,651)		147,477
Private Placements — 0.3%
Commercial Loans — 0.3%
8995 Collins LLC (ICE LIBOR USD 1 Month + 7.50%), 0.00%, 6/4/2024 ‡ (b)(Cost $30,600)	30,600	29,437
	SHARES (000)
Common Stocks — 0.3%
Commercial Services & Supplies — 0.0% ^
Remington LLC ‡ *	10,425	—
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	213	—
Diversified Telecommunication Services — 0.1%
Frontier Communications Parent, Inc. *	124	3,197
Energy Equipment & Services — 0.0% ^
Telford Offshore Holdings Ltd. (Cayman Islands) ‡ *	204	—
Food & Staples Retailing — 0.0% ^
Moran Foods Backstop Equity ‡ *	173	432
Health Care Providers & Services — 0.0% ^
International Oncology Care, Inc. ‡ *	158	1,591
Independent Power and Renewable Electricity Producers — 0.0% ^
Vistra Corp.	9	229
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding Co. ‡ *	1,412	405
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	568
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	7	733
EP Energy Corp. ‡ *	106	743
Gulfport Energy Corp. *	2	114
Nine Point Energy Holdings, Inc. ‡ *	10,112	—
		1,590
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	71	769
Professional Services — 0.1%
NMG, Inc. ‡ *	52	9,244
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	6	1,902

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	129	3,295
Total Common Stocks (Cost $20,871)		23,222
Convertible Preferred Stocks — 0.1%
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ *(Cost $1,304)	4	10,184
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 ‡ (a) (h)(Cost $3,552)	3,555	3,176
	SHARES (000)
Preferred Stocks — 0.0% ^
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	253	3
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,436	2,615
Total Preferred Stocks (Cost $3,207)		2,618
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	—	6
Entertainment — 0.0% ^
Cineworld Group expiring 12/31/2049, price 4,149.00 GBP (United Kingdom) *	67	—
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	34	1,522
Total Warrants (Cost $—)		1,528
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026	1,190	771
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 11/28/2022 ‡ (d) (e) (f)	—	469
Total Convertible Bonds (Cost $1,123)		1,240

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	27	—
	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 72.7%
Certificates of Deposits — 5.4%
Bank of Nova Scotia (The) (Canada) (SOFR + 4.37), 4.31%, 2/21/2023 (b)	25,000	25,007
Barclays Bank plc (United Kingdom) (SOFR + 4.64), 4.58%, 5/1/2023 (b)	20,000	20,014
BNP Paribas SA (France) (SOFR + 4.46), 4.40%, 5/17/2023 (b)	90,000	90,039
Citibank NA , 3.01%, 12/1/2022	39,000	38,999
Kookmin Bank (South Korea) , 4.00%, 1/23/2023	3,000	2,999
Mizuho Bank Ltd. (Japan)
3.90%, 12/14/2022	39,000	39,000
(SOFR + 4.26%), 4.08%, 2/17/2023 (b)	35,000	34,998
MUFG Bank Ltd. (Japan) (SOFR + 4.29), 4.23%, 3/2/2023 (b)	10,000	10,000
Natixis SA (France) (SOFR + 4.46), 4.40%, 5/17/2023 (b)	70,000	70,030
Nordea Bank Abp (Finland) , 2.21%, 12/1/2022	30,000	29,999
Norinchukin Bank (The) (Japan) , 3.90%, 12/14/2022	10,000	10,000
Standard Chartered Bank (United Kingdom) (US Federal Funds Effective Rate (continuous series) + 4.44), 4.38%, 2/2/2023 (b)	20,000	20,005
Sumitomo Mitsui Banking Corp. (Japan) (SOFR + 4.19), 4.09%, 2/10/2023 (b)	40,000	39,992
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 4.12%), 4.06%, 1/17/2023 (b)	20,000	20,000
(SOFR + 4.41%), 4.35%, 2/6/2023 (b)	31,000	31,014
Toronto-Dominion Bank (The) (Canada) (SOFR + 4.51), 4.45%, 5/15/2023 (b)	10,000	10,003
Total Certificates of Deposit (Cost $491,988)		492,099
Commercial Paper — 7.7%
Bank of Montreal (Canada)
(SOFR + 4.57%), 4.51%, 5/8/2023 (b)	10,000	10,008
BNG Bank NV (Netherlands)
3.85%, 12/1/2022 (m)	35,000	34,996
BNP Paribas SA (France)
(SOFR + 4.57%), 4.51%, 5/8/2023 (b)	10,000	10,005
BofA Securities, Inc.
3.05%, 12/22/2022 (m)	20,000	19,951
CDP Financial, Inc. (Canada)
3.16%, 12/1/2022 (a) (m)	15,000	14,998
3.23%, 12/5/2022 (m)	25,000	24,987
Commonwealth Bank of Australia (Australia)
(SOFR + 4.53%), 4.46%, 5/12/2023 (b)	37,000	37,012
DNB Bank ASA (Norway)
3.77%, 12/15/2022 (m)	40,000	39,936
Federation des caisses Desjardins du Quebec (Canada)
3.83%, 12/2/2022 (m)	19,750	19,746
First Abu Dhabi Bank PJSC (United Arab Emirates)
3.84%, 12/13/2022 (m)	40,000	39,944

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
ING US Funding LLC (Netherlands)
(SOFR + 4.38%), 4.32%, 2/24/2023 (b)	40,000	40,011
National Australia Bank Ltd. (Australia)
(SOFR + 4.51%), 4.45%, 5/4/2023 (b)	25,000	25,016
National Bank of Canada (Canada)
(SOFR + 4.27%), 4.21%, 3/16/2023 (b)	30,000	30,002
(SOFR + 4.27%), 4.21%, 3/21/2023 (b)	70,000	70,004
Natixis SA (France)
(SOFR + 4.54%), 4.48%, 5/4/2023 (b)	29,000	29,022
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(SOFR + 4.15%), 4.08%, 1/13/2023 (b)	40,000	39,994
Royal Bank of Canada (Canada)
(SOFR + 4.38%), 4.32%, 1/6/2023 (b)	20,000	20,003
(SOFR + 4.50%), 4.44%, 5/12/2023 (b)	10,000	10,003
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 4.28%), 4.22%, 12/2/2022 (b)	10,000	10,000
(SOFR + 4.45%), 4.51%, 5/26/2023 (b)	60,000	60,000
UBS AG (Switzerland)
(SOFR + 4.43%), 4.37%, 3/23/2023 (b)	20,000	20,000
United Overseas Bank Ltd. (Singapore)
4.65%, 3/2/2023 (m)	100,000	98,782
Total Commercial Paper (Cost $704,467)		704,420
	SHARES (000)
Investment Companies — 58.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 3.50% (n) (o) (Cost $5,391,247)	5,391,247	5,391,247
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.7%
BofA Securities, Inc., 4.19%, dated 11/30/2022, due 1/27/2023, repurchase price $65,439, collateralized by FNMA, 3.64%, due 10/25/2059, with the value of $70,200. (Cost $65,000)	65,000	65,000
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills, 3.41%, 12/15/2022 (m) (p)(Cost $15,249)	15,269	15,250
Total Short-Term Investments (Cost $6,667,951)		6,668,016
Total Investments — 107.1% (Cost $9,972,708)		9,829,850
Liabilities in Excess of Other Assets — (7.1)%		(650,764)
NET ASSETS — 100.0%		9,179,086

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
BSBY	Bloomberg Short Term Bank Yield Index
CME	Chicago Mercantile Exchange
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2022.
(c)	Defaulted security.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2022.

(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2022.

(i)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2022.

(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of November 30, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	The rate shown is the effective yield as of November 30, 2022.
(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of November 30, 2022.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 5.00%, 12/25/2052(a)	(434,874)	(432,971)
(Proceeds received of $431,760)		(432,971)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of November 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(2,710)	03/22/2023	USD	(308,390)	(1,745)
U.S. Treasury 2 Year Note	(175)	03/31/2023	USD	(35,972)	(126)
U.S. Treasury 5 Year Note	(2,636)	03/31/2023	USD	(286,789)	(1,694)
					(3,565)

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of November 30, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	10,000	USD	10,022	HSBC Bank, NA	12/13/2022	393
USD	10,090	EUR	10,000	HSBC Bank, NA	12/13/2022	(325)
Net unrealized appreciation						68

Abbreviations
EUR	Euro
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.17	USD 14,170	2,771	(2,732)	39
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.17	USD 6,970	1,309	(1,290)	19
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.17	USD 13,370	3,973	(3,936)	37
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.17	USD 6,600	1,840	(1,822)	18
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.17	USD 13,380	3,404	(3,367)	37
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	83.30	USD 7,270	(117)	558	441
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	83.30	USD 7,000	(56)	481	425
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	83.30	USD 7,230	(108)	547	439
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	83.30	USD 7,220	(128)	566	438
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	83.30	USD 7,260	(112)	552	440
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD 6,900	5,854	(5,853)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD 10,550	8,434	(8,432)	2
							27,064	(24,728)	2,336

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.79	USD 42,650	1,311	(2,537)	(1,226)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.79	USD 87,600	2,692	(5,211)	(2,519)
CDX.NA.IG.38-V1	1.00	Quarterly	6/20/2027	0.73	USD 260,300	(1,467)	(2,486)	(3,953)
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.80	USD 454,630	(1,690)	(4,175)	(5,865)
iTraxx.Europe.Main.38-V1	1.00	Quarterly	12/20/2027	0.90	EUR 147,750	1,625	(2,546)	(921)
						2,471	(16,955)	(14,484)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of November 30, 2022 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	27,064	2,336

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2022.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$5,056	$308,822	$313,878
Collateralized Mortgage Obligations	—	125,674	167,124	292,798
Commercial Mortgage-Backed Securities	—	—	3,176	3,176
Common Stocks
Commercial Services & Supplies	—	—	—(a)	—(a)
Communications Equipment	—	—	—(a)	—(a)
Diversified Telecommunication Services	3,197	—	—	3,197
Energy Equipment & Services	—	—	—(a)	—(a)
Food & Staples Retailing	—	—	432	432
Health Care Providers & Services	—	—	1,591	1,591
Independent Power and Renewable Electricity Producers	229	—	—	229
Internet & Direct Marketing Retail	—	—	405	405
Media	568	—	—	568
Oil, Gas & Consumable Fuels	847	—	743	1,590
Pharmaceuticals	769	—	—	769
Professional Services	—	—	9,244	9,244
Specialty Retail	—	—	1,902	1,902
Wireless Telecommunication Services	—	—	3,295	3,295
Total Common Stocks	5,610	—	17,612	23,222
Convertible Bonds
Media	—	771	—	771
Oil, Gas & Consumable Fuels	—	—	469	469
Total Convertible Bonds	—	771	469	1,240
Convertible Preferred Stocks	—	—	10,184	10,184
Corporate Bonds
Aerospace & Defense	—	988	—	988
Auto Components	—	5,610	—	5,610
Automobiles	—	55,411	—	55,411
Banks	—	603,051	—	603,051
Capital Markets	—	199,518	—	199,518

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Chemicals	$—	$965	$—	$965
Consumer Finance	—	168,850	—	168,850
Diversified Financial Services	—	23,822	—	23,822
Diversified Telecommunication Services	—	28,728	2	28,730
Electric Utilities	—	163,719	—	163,719
Energy Equipment & Services	—	373	—	373
Entertainment	—	732	—	732
Food & Staples Retailing	—	1,105	—	1,105
Food Products	—	8,520	—	8,520
Gas Utilities	—	9,826	—	9,826
Health Care Providers & Services	—	8,715	—	8,715
Hotels, Restaurants & Leisure	—	32,723	—	32,723
Household Products	—	280	—	280
Insurance	—	208,671	—	208,671
Internet & Direct Marketing Retail	—	29,950	—	29,950
Media	—	8,315	—	8,315
Multi-Utilities	—	22,654	—	22,654
Oil, Gas & Consumable Fuels	—	22,400	131	22,531
Personal Products	—	—	—(a)	—(a)
Pharmaceuticals	—	15,539	—	15,539
Road & Rail	—	350	—	350
Semiconductors & Semiconductor Equipment	—	5,310	—	5,310
Specialty Retail	—	3,585	—	3,585
Total Corporate Bonds	—	1,629,710	133	1,629,843
Loan Assignments
Aerospace & Defense	—	1,170	—	1,170
Auto Components	—	2,453	—	2,453
Beverages	—	806	—	806
Building Products	—	820	—	820
Capital Markets	—	733	—	733
Chemicals	—	5,538	—	5,538
Commercial Services & Supplies	—	5,830	—	5,830
Communications Equipment	—	1,497	—	1,497
Construction & Engineering	—	1,538	—	1,538
Containers & Packaging	—	10,607	—	10,607
Diversified Consumer Services	—	3,180	—	3,180
Diversified Financial Services	—	469	—	469
Diversified Telecommunication Services	—	2,277	—	2,277
Electric Utilities	—	2,366	—	2,366
Electrical Equipment	—	2,671	—	2,671
Electronic Equipment, Instruments & Components	—	680	—	680
Entertainment	—	2,821	—	2,821
Food & Staples Retailing	—	3,940	453	4,393
Food Products	—	3,106	—	3,106
Health Care Equipment & Supplies	—	1,227	—	1,227
Health Care Providers & Services	—	10,682	—	10,682
Hotels, Restaurants & Leisure	—	9,892	—	9,892

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Household Durables	$—	$845	$—	$845
Independent Power and Renewable Electricity Producers	—	364	—	364
Insurance	—	2,618	—	2,618
Internet & Direct Marketing Retail	—	1,676	—	1,676
IT Services	—	1,120	—	1,120
Leisure Products	—	1,218	286	1,504
Life Sciences Tools & Services	—	1,707	—	1,707
Machinery	—	4,307	—	4,307
Media	—	7,955	—	7,955
Oil, Gas & Consumable Fuels	—	6,760	—	6,760
Personal Products	—	6,620	—	6,620
Pharmaceuticals	—	971	—	971
Professional Services	—	1,604	—	1,604
Road & Rail	—	2,469	—	2,469
Semiconductors & Semiconductor Equipment	—	210	—	210
Software	—	8,498	—	8,498
Specialty Retail	—	22,150	—	22,150
Technology Hardware, Storage & Peripherals	—	700	—	700
Textiles, Apparel & Luxury Goods	—	643	—	643
Total Loan Assignments	—	146,738	739	147,477
Mortgage-Backed Securities	—	706,433	—	706,433
Preferred Stocks	—	—	2,618	2,618
Private Placements	—	—	29,437	29,437
Rights	—	—	—(a)	—(a)
Warrants
Diversified Telecommunication Services	—	—	6	6
Entertainment	—	—(a)	—	—(a)
Media	—	—	1,522	1,522
Total Warrants	—	—	1,528	1,528
Short-Term Investments
Certificates of Deposits	—	492,099	—	492,099
Commercial Paper	—	704,420	—	704,420
Investment Companies	5,391,247	—	—	5,391,247
Repurchase Agreements	—	65,000	—	65,000
U.S. Treasury Obligations	—	15,250	—	15,250
Total Short-Term Investments	5,391,247	1,276,769	—	6,668,016
Total Investments in Securities	$5,396,857	$3,891,151	$541,842	$9,829,850
Liabilities
TBA Short Commitment	$—	$(432,971)	$—	$(432,971)
Total Liabilities in Securities Sold Short	$—	$(432,971)	$—	$(432,971)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$393	$—	$393
Swaps	—	2,704	—	2,704

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(325)	$—	$(325)
Futures Contracts	(3,565)	—	—	(3,565)
Swaps	—	(44,387)	—	(44,387)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(3,565)	$(41,615)	$—	$(45,180)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of November 30, 2022
Investments in Securities:
Asset-Backed Securities	$467,020	$(4,733)	$(61,368)	$6,252	$1	$(94,593)	$9,029	$(1,839)	$(10,947)	$308,822
Collateralized Mortgage Obligations	220,041	(1,632)	(13,584)	8	—	(132,720)	84,064	—	10,947	167,124
Commercial Mortgage-Backed Securities	22,988	(600)	387	(1)	—	(19,598)	—	—	—	3,176
Common Stocks	29,167	22,061	(24,309)	—	—	(27,928)	18,621	—	—	17,612
Convertible Bonds	399	—	70	—	—	—	—	—	—	469
Convertible Preferred Stocks	10,161	—	23	—	—	—	—	—	—	10,184
Corporate Bonds	167	(3,965)	3,931	—(b)	137	(137)	—	—	—	133
Loan Assignments	854	(27)	(24)	9	10	(83)	—	—	—	739
Preferred Stocks	4,569	—	(1,951)	—	—	—	—	—	—	2,618
Private Placements	25,193	—	4,244	—	—	—	—	—	—	29,437
Rights	—(b)	—	—	—	—	—	—	—	—	—(b)
Warrants	745	—	783	—	—	—	—	—	—	1,528
Total	$781,304	$11,104	$(91,798)	$6,268	$148	$(275,059)	$111,714	$(1,839)	$—	$541,842

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(83,864).
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended November 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at November 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,591	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
	-(c)	Terms of Restructuring	Expected Recovery	$0.00 ($0.00)

Common Stocks	1,591
	3	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)
Preferred Stocks	3
	1	Terms of Restructuring	Expected Recovery	0.01 ($0.01)

Corporate Bonds	1
	469	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	469
	308,822	Discounted Cash Flow	Constant Prepayment Rate	2.00% - 20.00% (6.58%)
			Constant Default Rate	0.69% - 7.19% (2.63%)
			Yield (Discount Rate of Cash Flows)	5.70% - 8.68% (6.89%)
Asset-Backed Securities	308,822
	167,124	Discounted Cash Flow	Constant Prepayment Rate	10.00% - 22.29% (10.31%)
			Constant Default Rate	0.00% - 6.10% (0.07%)
			Yield (Discount Rate of Cash Flows)	5.48% - 14.74% (11.26%)
Collateralized Mortgage Obligations	167,124
	3,176	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	8.12% (8.12%)
Commercial Mortgage- Backed Securities	3,176
	286	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	286
Total	$481,472

#	The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At November 30, 2022, the value of these investments was $60,370.
(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The Fund utilizes internal pricing matrices to derive a fair value for privately-placed mortgage loans on commercial, multi-family and cooperative apartment properties. These matrices utilize third-party broker indications of a yield spread over several maturities of Treasuries. Each mortgage loan is aligned with the appropriate pricing matrix based on sector, credit quality and average life. The daily fair value for these mortgage loans is calculated using the loan’s cash flows, discounted by a rate, which is compromised of the Treasury yield curve point plus the corresponding matrix yield spread. As of November 30, 2022, the total market value of matrix-priced securities represents 0.3% of the Fund's net assets.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2022	Shares at November 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 3.50% (a) (b)	$5,492,202	$2,311,512	$2,412,467	$—	$—	$5,391,247	5,391,247	$67,385	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2022.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.